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                          REGISTRATION RIGHTS AGREEMENT

      THIS AGREEMENT is made as of March 17, 1998, between CORE, Inc., a Massachusetts corporation (the "Company") and Transcend Services, Inc., a Delaware corporation ("Transcend").

      The Company and Transcend are among the parties to an Asset Purchase Agreement dated March 17, 1998 (the "Purchase Agreement"), pursuant to which a wholly-owned subsidiary of CORE shall purchase substantially all of the assets of Transcend's wholly-owned subsidiary, Transcend Case Management, Inc. In order to induce Transcend to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 7 hereof or in the Purchase Agreement.

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

      1. Piggyback Registrations.

      (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act of 1933 (the "Securities Act") and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to Transcend of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests from Transcend for inclusion therein within 15 days after the receipt of the Company's notice.

      (b) Piggyback Expenses. The Registration Expenses as defined in Section 4(a) of this Agreement shall be paid by the Company in all Piggyback Registrations.

      (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities which Transcend requests to be included in such registration, and (iii) third, other securities requested to be included in such registration.

      (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such

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offering without adversely affecting the marketability of the offering, the
Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration (ii) second, the Registrable Securities requested by Transcend to be included in such registration, and (iii) third, other securities requested to be included in such registration.

      (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the Company in its sole discretion shall select the investment banker(s) and manager(s) for the offering.

      2. Holdback Agreements.

      (a) Transcend agrees not to effect any public sale or distribution (including sales pursuant to Rule 144 or Rule 144A) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

      (b) The 180-day period referred to in Section 2(a) above may be changed unilaterally by the Company at the request of its investment banker and/or the manager of the offering, provided, however that Transcend shall not be subject to a longer period than any other similarly situated Person.

      3. Registration Procedures. Whenever Transcend has requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

      (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by Transcend such registration statement copies of all such documents proposed to be filed, which documents will be subject to the reasonable review of such counsel);

      (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

      (c) furnish to Transcend as a seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included

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in such registration statement (including each preliminary prospectus) and such other documents as Transcend may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Transcend;

      (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as Transcend reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Transcend to consummate the disposition in such jurisdictions of the Registrable Securities owned by Transcend (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

      (e) notify Transcend as a seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of Transcend as a seller of Registrable Securities, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

      (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD Automated Quotation System if so qualified;

      (g) provide an independent transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

      (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as Transcend, may reasonably request in order to expedite or facilitate the disposition of such Registrable Securities by Transcend;

      (i) make available for inspection by Transcend as a seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by Transcend or any underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by Transcend, and any such underwriter, attorney, accountant or agent in connection with such registration statement; and

      (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as


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reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

      In connection with any Piggyback Registration, Transcend will expeditiously supply the Company with all information and copies of all documents reasonably necessary to effect such registration in compliance with the Securities Act and the rules and regulations thereunder and shall otherwise cooperate with the Company and its counsel in expediting the effectiveness of any such registration.

      4. Registration Expenses.

      (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions and excluding legal fees and disbursements of any counsel used by Transcend) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD Automated Quotation System.

      (b) To the extent Registration Expenses are not required to be paid by the Company, Transcend will pay those Registration Expenses allocable to the registration of its securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

      5. Indemnification.

      (a) The Company agrees to indemnify, to the extent permitted by law, Transcend, its officers, directors, counsel and each Person who controls Transcend (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by Transcend expressly for use therein or by Transcend's failure to deliver a copy of the registration statement or prospectus or any


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amendments or supplements thereto after the Company has furnished Transcend with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of Transcend; provided that such underwriters indemnify the Company to the same extent as provided in subparagraph (b) below with respect to indemnification of the Company by Transcend.

      (b) In connection with any registration statement in which Transcend is participating, Transcend will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors, officers, counsel and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by Transcend; provided that the obligation to indemnify will be limited to the net amount of proceeds received by Transcend from the sale of Registrable Securities pursuant to such registration statement.

      (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

      (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.


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      6. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

      7. Definitions.

      "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

      "Registrable Securities" means (i) any of the shares of the Company's common stock which are Purchase Price Shares acquired by Transcend pursuant to the Purchase Agreement, (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i), and (iii) any Common Stock issued by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities upon transfer of such shares by Transcend to any other party.

      "Registration Expenses" means as defined in Section 4(a) hereto.

      Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.

      8. Term. This Agreement shall terminate upon the earliest of the following events (i) two years from the effective date of this Agreement, (ii) upon all of the Registrable Securities being registered and sold pursuant to an effective registration statement, or (iii) upon the sale of all of Transcend's Registrable Securities through any combination of methods including Rule 144 or Rule 144A.

      9. Miscellaneous.

      (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to Transcend in this Agreement.

      (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of Transcend to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).


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      (c) Remedies. Any Person having rights under any provision of this
Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

      (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and Transcend.

      (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Transcend shall not be permitted to assign its rights under this Agreement to any party without the Company's prior written consent, which the Company may withhold in its sole discretion.

      (f) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

      (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

      (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

      (i) Governing Law. The corporate law of Massachusetts will govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts, of Massachusetts.

      (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to each Transcend at the address indicated in the Purchase Agreement, or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.


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      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                 CORE, INC.


                 By:  /s/  William Nixon
                    -------------------------------------------
                     William Nixon, Chief Financial Officer

                 TRANSCEND SERVICES, INC.


                 By: /s/  Doug Shaman
                     ------------------------------------------

                 Its: Chief Financial Officer
                     ------------------------------------------


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